UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 1, 2013
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2012, the change in control agreements with Hospira, Inc.’s (“Hospira”) chief executive officer, chief financial officer and its other named executive officers expired pursuant to such agreements’ terms.  Effective January 1, 2013, those officers are entering into new change in control agreements with Hospira.

The new change in control agreements each have a three-year term and do not automatically renew at the end of such term.  Hospira’s responsibility to make payments under the agreements are conditioned on the occurrence of both a change in control (or potential change in control) and either the officer terminating for good reason (which includes, among other things, reduction in responsibility, reduction in salary, bonus or other compensation and benefits or relocation of the officer) or being terminated other than for cause or permanent disability during the two-year period following the change in control.  The new agreements do not include excise tax gross-up provisions, but instead provide that the officer will receive the higher amount (after tax) of (1) the entire severance amount specified, with the officer personally paying any excise tax, or (2) a severance amount capped at the Internal Revenue Code Section 280G safe harbor limit.  The benefits that those officers are entitled to receive are otherwise similar to those set forth in their previous change in control agreements.  For a detailed description of those benefits, please see Hospira’s 2012 Proxy Statement, which was filed with the Securities and Exchange Commission on March 23, 2012.

The foregoing descriptions of the change in control agreements are qualified in their entirety by reference to the full text of the agreements, which agreement with F. Michael Ball is attached hereto as Exhibit 10.1, and which form of agreement with Brian J. Smith, Thomas E. Werner, and Sumant Ramachandra is attached hereto as Exhibit 10.2.  The exhibits are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Exhibit

10.1	Change in Control Agreement, dated January 1, 2013, between Hospira and F. Michael Ball

10.2	Form of Change in Control Agreement, dated January 1, 2013, between Hospira and each of Brian J. Smith, Thomas E. Werner, and Sumant Ramachandra

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: January 7, 2013	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Change in Control Agreement, dated January 1, 2013, between Hospira and F. Michael Ball

10.2	Form of Change in Control Agreement, dated January 1, 2013, between Hospira and each of Brian J. Smith, Thomas E. Werner, and Sumant Ramachandra